As filed with the Securities and Exchange Commission is March 20, 1998.
                                                     Registration No. 33-99982



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-8
                          Registration Statement Under
                           the Securities Act of 1933




                              BELL & HOWELL COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                            36-80106
(State or Other Jurisdiction of           (I.R.S. Employer
Incorporation or Organization)           Identification No.)

                              5215 OLD ORCHARD ROAD
                           SKOKIE, ILLINOIS 60077-1076
                    (Address of Principal Executive Offices)

                  BELL & HOWELL PROFIT SHARING RETIREMENT PLAN
                   BELL & HOWELL ASSOCIATE STOCK PURCHASE PLAN
                            (Full Title of the Plans)

                                  GARY S. SALIT
                         CORPORATE COUNSEL AND SECRETARY
                              5215 OLD ORCHARD ROAD
                                SKOKIE, ILLINOIS
                     (Name and Address of Agent For Service)

                                 (847) 470-7100
          (Telephone number, including area code, of agent for service)
                         ______________________________

          This Post-Effective Amendment is being filed to indicate the successor registrant and its IRS Employer Identification Number.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 12th day of March, 1998.

                                   BELL & HOWELL COMPANY


                                   By: /s/ James P. Roemer

                                     James P. Roemer
                                     Chairman of the Board, President and Chief
                                     Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 12th day of March, 1998.

            Signature                         Title


 *                               Chairman of the Board,
         James P. Roemer         President, Chief Executive
                                 Officer and Director


 *                               Executive Vice President,
        Nils A. Johansson        Chief Financial Officer and
                                 Director



                                 Vice President, Controller and
       Stuart T. Lieberman       Chief Accounting Officer



 *                               Director
         David Bonderman

 *                               Director
         David G. Brown


 *                               Director
       J. Taylor Crandall

 *                               Director
       Daniel L. Doctoroff


 *                               Director
      William E. Oberndorf


 *                               Director
         Gary L. Roubos

 *                               Director
         John H. Scully


 *                               Director
        William J. White


* Pursuant to Power of Attorney

 /s/ Stuart T. Lieberman
Stuart T. Lieberman
Attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, the undersigned has duly caused this Registration Statement to be signed on behalf of the Plan by the undersigned thereto duly authorized in the village of Skokie, State of Illinois on March 12, 1998.

                    BELL & HOWELL PROFIT SHARING RETIREMENT PLAN


                    By:
                    Title: